UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                    -----------------------------------------


                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 22, 2002

                     Community Bank Shares of Indiana, Inc.
            (Exact name of registrant as specified in its charter)

                Indiana             0-25766           35-1938254
            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)      Identification
             incorporation)                             Number)



               101 West Spring St.
                   PO Box 939
              New Albany, Indiana                  47150
             (Address of principal               (Zip Code)
               executive offices)

        Registrant's telephone number, including area code  812-944-2224



Item 5. Other Events

     Community Bank Shares of Indiana, Inc. announced net income for the three months ended March 31, 2003 as detailed in the attached press release as Exhibit 99.1.



                     COMMUNITY BANK SHARES OF INDIANA, INC.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized


                                                     COMMUNITY BANK SHARES
                                                     OF INDIANA, INC.
                                                     (Registrant)



     Dated    April 23, 2001               BY:     /S/ James D. Rickard
     -------------------------------            ---------------------
                                                   James D. Rickard
                                                   President and CEO


     Dated    April 23, 2001               BY:     /S/ Paul A. Chrisco
     -------------------------------            ---------------------
                                                   Paul A. Chrisco
                                                   Chief Financial Officer